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                                                                    EXHIBIT 99.4

                      SECOND AMENDMENT TO RIGHTS AGREEMENT

                  This Second Amendment to Rights Agreement (this "Amendment"), dated as of October 15, 1998, by and between Quarterdeck Corporation, a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company (the "Successor Rights Agent"), is an amendment to that certain Rights Agreement, dated as of August 11, 1992 (as amended, the "Rights Agreement"), made by and between the Company and Bank of America National Trust and Savings Association (the "Original Rights Agent"). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Rights Agreement.

                  WHEREAS, the Company and the Original Rights Agent were parties to that certain Rights Agreement;

                  WHEREAS, the Original Rights Agent resigned as Rights Agent and, pursuant to the Amendment to Rights Agreement, dated as of November 7, 1996, by and between the Company and the Successor Rights Agent, the Successor Rights Agent was appointed to replace the Original Rights Agent as Rights Agent under the Rights Agreement;

                  WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company may, prior to the Distribution Date, without the approval of the holders of the Company's Common Stock, $.001 par value per share (the "Common Stock"), amend or supplement the Rights Agreement;

                  WHEREAS, on October 14, 1998, the Company's Board of Directors acted to amend the Rights Agreement as set forth in Section 1 below;

                  WHEREAS, Section 27 of the Rights Agreement provides that after such Board action, the Company shall give notice of such amendment to the Successor Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their addresses as they appear on the registry of the Transfer Agent for the Common Stock;

                  WHEREAS, Section 27 also provides that upon delivery of a certificate from an appropriate officer of the Company that states that the proposed amendment to the Rights Agreement is in compliance with Section 27 (the "Officer's Certificate"), the Successor Rights Agent shall execute an amendment to the Rights Agreement reflecting such amendment; and

                  WHEREAS, the Officer's Certificate has been delivered by the Company to the Successor Rights Agent;

                  NOW, THEREFORE, in consideration of the premises and of the covenants herein contained, the parties hereto agree as follows:



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                  1. AMENDMENT TO RIGHTS AGREEMENT. A Section 35 shall be added to the Rights Agreement, which Section shall read as follows:

                  "Section 35. Symantec Tender Offer. Notwithstanding anything in this Agreement to the contrary, the acquisition of Common Shares (an "Acquisition") by Symantec Corporation, a Delaware corporation ("Symantec"), any wholly-owned subsidiary of Symantec or any Affiliate or Associate of Symantec solely as a result of the transactions relating to and contemplated by that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 15, 1998, by and between the Company, Symantec and Quarterdeck Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Symantec ("Acquisition Sub"), including, without limitation, the proposed tender offer by Acquisition (the "Tender Offer") for all of the issued and outstanding Common Shares of the Company and the proposed subsequent merger (the "Merger") of Symantec or Acquisition Sub with and into the Company, or of the Company with and into Symantec or Acquisition Sub, shall not result in Symantec, Acquisition Sub, or any of their respective Affiliates or Associates being deemed an Acquiring Person for purposes of this Agreement. In addition, neither the Tender Offer (including, without limitation, the announcement and commencement of the Tender Offer and the acquisition of Common Shares or Preferred Shares pursuant to the Tender Offer) nor the proposed subsequent Merger shall result in a Distribution Date, as defined herein. The Tender Offer shall constitute a Permitted Offer for purposes of this Agreement and no provision hereof shall operate to make the Rights exercisable as a result of such Tender Offer. In the event of the consummation of the Merger, this Agreement shall terminate immediately at such time as a certificate of merger evidencing the Merger is filed with the Secretary of State of the State of Delaware."

                  2. STATUS OF RIGHTS AGREEMENT. Except as otherwise amended, modified or supplemented by this Amendment, the Rights Agreement shall continue in full force and effect.

                  3. COUNTERPARTS. This Amendment may be executed simultaneously, in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

                  4. APPLICABLE LAW. This Amendment shall be construed and enforced in accordance with the laws of the State of Delaware.



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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.

                                       QUARTERDECK CORPORATION



                                       ------------------------------
                                       By:  Frank R. Greico
                                       Its:  Acting Chief Financial Officer



                                       AMERICAN STOCK TRANSFER & TRUST


                                       ------------------------------
                                       By:
                                       Its:




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                             QUARTERDECK CORPORATION

                              OFFICER'S CERTIFICATE


The undersigned, Frank R. Greico, hereby certifies, pursuant to Section 27 of the Rights Agreement, dated as of August 11, 1992 (as amended, the "Rights Agreement"), made by and between Quarterdeck Corporation, a Delaware corporation (the "Company") and American Stock Transfer & Trust Company (the "Successor Rights Agent"), as successor to Bank of America National Trust and Savings Association (the "Original Rights Agent"), that:


         1. He is the duly elected, qualified and acting Chief Financial Officer of the Company, and as such, has access to the Company's corporate records and is familiar with the matters therein contained and herein certified;


         2. The second amendment to the Rights Agreement, effected by action of the Board of Directors of the Company on October 15, 1998 pursuant to a resolution in the form attached hereto as Exhibit A, is in compliance with the terms of Section 27 of the Rights Agreement.


IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate as of October 15, 1998.



                                          ----------------------------
                                          Frank R. Greico
                                          Acting Chief Financial Officer



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                             Quarterdeck Corporation
                         13160 Mindanao Way, Third Floor
                        Marina del Rey, California 90292
                                 (310) 309-3700

                                October 15, 1998

All Holders of Quarterdeck Corporation Preferred Share Purchase Rights

          Re: Rights Agreement, dated as of August 11, 1992 (as amended, the "Rights Agreement"), made by and between Quarterdeck Corporation, a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company (the "Successor Rights Agent"), as successor to Bank of America National Trust and
                 Savings Association (the "Original Rights Agent")

To Holders of Quarterdeck Corporation Preferred Share Purchase Rights:

                  Reference is made to the Rights Agreement, dated as of August 11, 1992 (as amended, the "Rights Agreement"), made by and between Quarterdeck Corporation, a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company (the "Successor Rights Agent"), as successor to Bank of America National Trust and Savings Association (the "Original Rights Agent"). Pursuant to Section 27 of the Rights Agreement, the Board of Directors of the Company (the "Board") may, prior to the Distribution Date (as defined in the Rights Agreement), supplement or amend the Rights Agreement without the approval of any holders of the Company's Common Stock, $.001 par value per share (the "Common Stock"). On October 14, 1998, the Board amended the Rights Agreement as described in Exhibit A attached hereto. Pursuant to Section 27 of the Rights Agreement, the Company hereby notifies you of such amendment.



                                Very truly yours,



                                QUARTERDECK CORPORATION